Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Merrill Lynch & Co., Inc. (the “Company”) on Form 10-Q for the period ended September 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Ahmass L. Fakahany and Gregory J. Fleming, the Co-Presidents and Co-Chief Operating Officers of the Company (who have assumed the duties and responsibilities of the Chief Executive Officer until a Chief Executive Officer is elected by the Board), certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Ahmass L. Fakahany
Ahmass L. Fakahany
Co-President and Co-Chief Operating Officer

/s/  Gregory J. Fleming
Gregory J. Fleming
Co-President and Co-Chief Operating Officer

Dated: November 7, 2007

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